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                                                                   Exhibit 10.26


PRIVATE AND CONFIDENTIAL
------------------------


                      MASTER ENGINEERING SERVICES AGREEMENT

         This MASTER ENGINEERING SERVICES AGREEMENT (the "Agreement") is entered into as of October 26, 1999 (the "Effective Date") by and between PRI Automation, Inc., a Massachusetts corporation with its principal offices located at 805 Middlesex Turnpike, Billerica, Massachusetts 01821, USA. ("PRI"), and Shinsung Eng. Co., Ltd., a South Korean corporation with its principal place of business located at 327 Dagson-Dong, 6Ka, Yeongdeungpo-Ku, Seoul, 150046, Korea ("Shinsung").

Background.

1. PRI designs and manufactures factory automation systems primarily used to automate the fabrication of integrated circuits.

2. PRI wishes to engage Shinsung from time to time to provide certain engineering services for Projects (as defined below) in connection with the development of certain technology which will be owned by PRI.

3. Shinsung wishes to and represents that it has the capability and expertise to complete the Projects in a timely manner and on-budget and on the terms and conditions set forth below.

4. The parties intend that the terms of this Agreement shall govern all individual Projects which Shinsung is engaged by PRI to perform from time to time.

         Now, therefore, in consideration of the mutual obligations and covenants contained in this Agreement, the parties agree as follows:

1.       DEFINITIONS.

         In addition to the capitalized terms defined on first use in this Agreement, the following terms shall be defined as follows:

         1.1 "Deliverables" shall mean, in connection with a particular Project, the items which are to be delivered by Shinsung to PRI in connection with such Project, including the items set forth on the Statement of Work for such Project.

         1.2 "Intellectual Property" shall mean any and all patents, copyrights, trademarks, trade secrets, confidential information, know-how, and proprietary rights and information of any kind or nature whatsoever and all rights and privileges relating to any effort to establish, perfect, and defend such rights including, without limitation, the right to prepare and prosecute applications and registrations, all rights of licensing, transfer, and assignment, and the right to prosecute infringement claims.

         1.3 "Project" shall mean a project identified on a Statement of Work. "Project" shall include, without limitation, provision of the Services and delivery of the Deliverables.

         1.4 "Project Creations" shall mean all ideas, creations, inventions, discoveries, improvements, designs, methods, algorithms, computer programs, written works, research, data and information of any kind, whether or not patentable or copyrightable, that are made, conceived, reduced to practice or authored by Shinsung, alone or jointly with others, and that arise from or relate to any aspect or aim of a Project or make use of any Proprietary Information. The Project Creations shall include, without limitation, all tangible representations and embodiments of the foregoing,


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PRIVATE AND CONFIDENTIAL
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including all prototypes, disks, diskettes, tapes, computer printouts, listings, flow charts, manuals, diagrams, letters, notes, notebooks, lab books, documents, reports, and models, as well as the Deliverables.

         1.5 "Proprietary Information" shall mean all ideas, creations, inventions, discoveries, improvements, designs, methods, algorithms, computer programs, written works, research, data and information of any kind, whether oral, written, or in machine-readable or any other form, which is confidential or proprietary to PRI or to any third party that has furnished it to PRI. Without limiting the foregoing, "Proprietary Information" shall include: all Project Creations; any information arising from or relating to a Project furnished to Shinsung by PRI; any information identified as "Proprietary Information" in a Statement of Work; and any information relating to the substance of this Agreement and any Project under this Agreement, including all information contained in this Agreement.

         1.6 "Services" shall mean the services which are to be performed for PRI by Shinsung in connection with this Agreement and any and all Projects arising under this Agreement, including, without limitation, those services set forth on the Statement of Work for such Project.

         1.7 "Specifications" shall mean, in connection with a particular Project, the requirements and specifications for any Deliverable or Services as set forth on the Statement of Work for such Project or otherwise provided by PRI to Shinsung or developed by Shinsung in connection with such Project. "Specifications" shall include, without limitation, PRI's requirements for form, fit, function, performance, and reliability.

         1.8 "Statement of Work" shall mean, in connection with a particular Project, the statement of work for such Project attached hereto setting out, among other things, the Services, Deliverables, Milestones and Completion Date for such Project. The standard form of Statement of Work for use by the parties is attached as EXHIBIT A hereto.

2.       PROJECTS.

         2.1 MASTER AGREEMENT. In accordance with the terms of this Agreement, PRI may from time to time, in its sole discretion, submit to Shinsung a proposed Statement of Work signed by an authorized representative of PRI. Shinsung may, in its sole discretion, provide an estimate of its fees and expenses for completion of the Project described in the proposed Statement of Work and notify PRI of any changes it considers necessary to the proposed Statement of Work. In the event that PRI and Shinsung agree on the terms of a Statement of Work, the agreed Statement of Work shall be signed by an authorized representative of each party. Upon signature by an authorized representative of each party, such Statement of Work shall be deemed to be a Statement of Work under this Agreement. The Statement of Work shall be governed by the terms of this Agreement except to the extent otherwise expressly stated, or supplemented, in such Statement of Work. This Agreement is non-exclusive. PRI retains the right to submit a proposed Statement of Work to a third party for quotation and completion of the Project described in such proposed Statement of Work.

         2.2 PERFORMANCE BY SHINSUNG. Shinsung shall perform all work required by a Project, including providing the Services and delivering the Deliverables, in accordance with the Statement of Work for such Project. Shinsung shall complete the Project by the date identified on the Statement of Work for such Project (the "Completion Date"). Shinsung shall immediately notify PRI of any cause which may delay its performance. Each party shall designate a manager for a Project, identified on the Statement of Work for such Project (the "Project Manager"), and at PRI's request, the Project Managers shall meet and confer to discuss any and all aspects of such Project.

         2.3 BIDS, QUOTATIONS OR PURCHASE ORDERS. Except for a Statement of Work, no bid, quotation, purchase order or other similar form may vary the terms and conditions hereunder, and any term or condition thereof that is inconsistent with or additional to the terms and conditions hereunder shall not be binding.

         2.4 ADDITIONAL GOODS AND SERVICES. In the event that, during the course of a Project, PRI desires goods or services related to the Project in addition to Deliverables and Services, PRI shall issue, and Shinsung shall use its best efforts to accept, a purchase order setting forth such additional goods and services, and provided that a price for them


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PRIVATE AND CONFIDENTIAL
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shall have been agreed to by the parties. Any such additional goods or services provided by Shinsung to PRI shall be deemed Deliverables and Services for such Project, respectively, for purposes of this Agreement.

         2.5 INSPECTION; RECORDS. PRI shall have access at all reasonable times in the course of a Project to inspect any facility at which Shinsung is performing hereunder, and Shinsung shall assist PRI in any such inspection. Shinsung shall maintain detailed and accurate written records of work performed under this Agreement; such records shall be available for review by PRI, and Shinsung shall provide copies of such records to PRI at PRI's request.

         2.6 CHANGE ORDERS. Subject to the terms of this Agreement, PRI may make changes in any aspect of a Project, including, without limitation, changes in Services, Deliverables, Specifications, quantities of Services and Deliverables, Milestones, and Completion Date for a Project. Shinsung shall advise PRI in writing within seventy two (72) hours after PRI informs Shinsung of a change in any aspect of a Project if Shinsung believes such change would require an increase or decrease in the cost of, or the time required for, performance; Shinsung's failure to so advise PRI shall constitute Shinsung's acceptance of such change and a waiver of any and all rights of Shinsung to object to such change, including receiving additional payment or an increase in the time required to perform. If Shinsung does so advise PRI, then PRI shall either rescind such change, with neither party having any further obligation regarding such change, or confirm such change, with the parties agreeing on an equitable adjustment to the Project Price, Milestones or Completion Date for the particular Project. Any change made to a Project pursuant to this Section 2.6 shall be memorialized in writing by the PRI Project Manager for the particular Project.

3.       PAYMENTS; PROJECT PRICE.

         3.1 PAYMENTS. As full consideration for completion of a Project, PRI shall make payments to Shinsung in the amounts and upon completion of the events (the "Milestones") specified in the Statement of Work for such Project. Payment for any Milestone is due [FORTY-FIVE (45)] days after receipt of an invoice from Shinsung for payment bearing the applicable Project reference number and indicating the successful completion of such Milestone.

         3.2 PROJECT PRICE. Subject to the terms and conditions of this Agreement, PRI shall pay the price for completion of a Project listed on the Statement of Work for such Project (the "Project Price"). Shinsung shall bear all other costs and expenses incurred in Korea by Shinsung in completing the Project, and shall bear all foreign, federal, state, municipal and other governmental excise, value added, sales, use and other taxes, fees, levies, duties and charges of any nature now in force or enacted in the future, including, without limitation, export or import duties, assessed upon or in connection with the Project or otherwise arising in connection with this Agreement.

4.       DELIVERY; INSPECTION.

         4.1 DELIVERY. TIME IS OF THE ESSENCE, and delivery of any Deliverable or provision of any Services according to a Statement of Work is an essential term of this Agreement. Shinsung assumes all risks of loss or damage for any and all Deliverables until delivery is completed at PRI's designated discharging airport or port, and for any and all Deliverables returned to Shinsung pursuant to Section 4.2. Unless otherwise expressly provided for in a Statement of Work, Shinsung shall deliver the Deliverables in accordance with standard commercial practices, and shall pay all shipping charges and be responsible for dealing with all carriers.

         4.2 INSPECTION. Notwithstanding any prior inspection or payment, Deliverables shall be subject to final inspection by PRI. PRI shall have at least thirty (30) days from the date of receipt to inspect and approve any Deliverables, and for any Deliverables that are defective or do not conform with the Shinsung Warranty (as defined in Section 7.1), PRI shall have the right: to reject such Deliverables and return them to Shinsung for refund or credit; to return such Deliverables for correction by Shinsung; and/or to accept such Deliverables with an equitable adjustment in the applicable Project Price; provided that such defect or failure to conform to the Shinsung warranty is acknowledged by the project manager of Shinsung. All costs and expenses incurred to complete any of the foregoing with respect to defective or nonconforming Deliverables shall be borne exclusively by Shinsung, and Shinsung shall promptly reimburse PRI for any damages sustained as a result of defective or nonconforming Deliverables which are rejected by PRI. If a


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PRIVATE AND CONFIDENTIAL
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defect or nonconformity in any Deliverable is not apparent on final inspection,
PRI may elect any or all of the foregoing remedies upon discovery of such defect or nonconformity. Any such non-conformity shall be detailed to Shinsung within six (6) months after Final Inspection.

5.       RIGHTS IN PROJECT CREATIONS, LICENSES.

         5.1 OWNERSHIP. The parties stipulate and agree that all Project Creations and all rights of any kind therein shall be the exclusive property of PRI. Shinsung shall keep and maintain adequate and current written records of all Project Creations (in a reasonable form for the particular Project Creation, and for any Intellectual Property that may be sought for such Project Creation, or as may be reasonably specified by PRI), which records shall be Proprietary Information. Shinsung shall promptly inform PRI of all Project Creations and shall, upon PRI's request, furnish to PRI a copy of all such records and other tangible materials describing, comprising or containing Project Creations. Shinsung hereby assigns and conveys, and agrees to assign and convey, to PRI all rights, title and interests, including all Intellectual Property throughout the world, in and to the Project Creations as they come into existence. Shinsung shall execute, and shall cause its employees, subcontractors and agents to execute, such documents, including assignments and any applications for Intellectual Property (including patent, copyright and trademark applications), and to take such other actions as may be requested by PRI to perfect, confirm or protect Intellectual Property in the Project Creations. If Shinsung shall fail to execute or procure any such document, PRI is hereby irrevocably granted the power coupled with an interest to execute such document in the name of Shinsung as Shinsung's attorney-in-fact.

         5.2 EMPLOYEES, CONTRACTORS AND AGENTS. Shinsung shall require any of its employees, subcontractors and agents who have participated or may participate in the Project, including in any development of Project Creations, to comply with the terms and conditions hereunder, and shall obtain from such employees, subcontractors and agents all agreements, waivers, consents, releases, assignments or other documents necessary and desirable to enable Shinsung to carry out this Section 5.1 and any other obligation of Shinsung hereunder.

         5.3 SHINSUNG LICENSE. Subject to the terms and conditions of this Agreement, Shinsung hereby grants PRI a perpetual, worldwide, transferable, irrevocable, worldwide, fully paid-up, royalty-free license, including the right to grant sublicenses, under any Shinsung Intellectual Property to make, have made, use, sell, offer for sale, reproduce, distribute, display, transmit, broadcast, prepare derivative works based upon and otherwise exploit in any manner Deliverables.

         5.4 PRI LICENSE. Subject to the terms and conditions of this Agreement, PRI hereby grants to Shinsung a nonexclusive, nontransferable license, under PRI Intellectual Property, solely for the purpose of, and solely to the extent necessary for, performing Project(s) pursuant to this Agreement; PROVIDED, however, that: (i) Shinsung shall not have the right to sublicense such license;
(ii) notwithstanding anything herein to the contrary, such license shall terminate upon the termination or expiration of this Agreement; (iii) in no event shall Shinsung have any license under PRI Intellectual Property to sell or otherwise provide to any third party Deliverables or Services, any similar good or service, or any improvement thereof (or any component of the foregoing), or to use or otherwise exploit any process to support or otherwise achieve the same.(iv) in no event shall PRI have any obligations to disclose any PRI Intellectual Property to Shinsung except as may be required by the Scope of Work.

         5.5 RESERVATION. All rights not expressly granted to Shinsung herein are reserved to PRI. Without limiting the generality of the foregoing, except as expressly provided for in Section 5.4, nothing herein shall be construed as granting Shinsung a license, either express or implied, to use or otherwise exploit any PRI Intellectual Property, Project Creations or Proprietary Information, and Shinsung stipulates and agrees that PRI owns any and all right, title and interest in or to, and Shinsung shall acquire no right, title, or interest in or to, any of the foregoing.

6.       CONFIDENTIALITY, ADVERTISING, BUSINESS PROTECTION.

         6.1 CONFIDENTIALITY. Shinsung stipulates and agrees that Shinsung shall have possession of and/or access to Proprietary Information, and that the Proprietary Information is a valuable asset of PRI. Shinsung shall hold


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PRIVATE AND CONFIDENTIAL
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Proprietary Information in strictest confidence and not disclose any Proprietary
Information to any third party, and shall use the Proprietary Information only for PRI's benefit as required or expressly contemplated for performance of Projects. Shinsung shall limit use of, and access to, the Proprietary
Information to its employees and agents who have a need to use the Proprietary Information on behalf of PRI to perform a Project and who have executed confidentiality agreements with Shinsung that are at least as protective of the Proprietary Information as the provisions of this Section 6.1. Shinsung shall take all steps reasonably necessary to protect the confidentiality of the Proprietary Information, including taking such precautions as Shinsung takes to protect Shinsung's own confidential and proprietary information. Upon the completion of a Project or earlier termination of this Agreement, Shinsung shall return to PRI, or destroy, at PRI's request, all embodiments and copies of Proprietary Information in Shinsung's possession or under Shinsung's control.

         6.2 BUSINESS PROTECTION. During the term of this Agreement and for five
(5) years thereafter, Shinsung shall not, directly or indirectly, (i) participate in the development, manufacture, sale or provision of any goods or services in connection with factory automation systems for the manufacture of integrated circuit devices; or (ii) employ, attempt to employ or solicit the employment of, any employee of or consultant to PRI or otherwise induce or attempt to induce any employee of or consultant to PRI to leave the employ of PRI.

7.       WARRANTIES; DISCLAIMERS; LIMITATIONS ON LIABILITY; INDEMNIFICATION.

         7.1 SHINSUNG WARRANTY. Shinsung hereby represents and warrants that (the "Shinsung Warranty"): (i) all Services shall be performed diligently and in a good and workmanlike manner, in accordance with the standard of skill and care normally provided by a professional person in the applicable field of endeavor;
(ii) all Deliverables shall conform to the Specifications, shall be free of defects in materials and workmanship, shall be suitable for the purposes for which each Deliverable of that kind is normally used, and shall be suitable for PRI's particular purpose; (iii) upon delivery of any Deliverable, PRI shall have marketable title to the Deliverable, free and clear of all liens and encumbrances; (iv) all Deliverables shall accept as input, use and provide as output date data without error or interruption and that each Deliverable shall operate in accordance with Specifications on all dates before, on and after January 1, 2000 without impairment arising out of date data representing such dates; (v) neither Shinsung's Services nor any of Shinsung's obligations herein do or shall conflict with or constitute a breach of any agreement to which Shinsung is a party or any obligation by which Shinsung is bound (including any agreement or obligation restricting the use or disclosure of any information proprietary to a third party); and (vi) neither the Deliverables, the Services, the Project Creations nor any of the rights granted by Shinsung hereunder do or shall infringe any Intellectual Property of any third party anywhere in the world, and Shinsung shall promptly disclose to PRI any such infringement, whether actual or alleged; provided, however, that clause (vi) shall not apply to any infringement resulting entirely from compliance with the Specifications. The Shinsung Warranty shall survive delivery, inspection, acceptance, payment and termination of this Agreement, and shall run to PRI, its customers, and successors and assigns.

         7.2 AUTHORITY. Each party represents to the other that it has full corporate power and authority to enter into this Agreement and to carry out the provisions thereof.

         7.3 WARRANTY DISCLAIMERS. EXCEPT AS OTHERWISE EXPRESSLY SPECIFIED HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, OR ARISING BY CUSTOM OR TRADE USAGE, WITH RESPECT TO SERVICES, DELIVERABLES, INTELLECTUAL PROPERTY, PROJECT CREATIONS, PROPRIETARY INFORMATION OR ANY OTHER SERVICES, MATERIALS OR RIGHTS PROVIDED HEREUNDER OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, INFRINGEMENT OF ANY THIRD PARTY'S INTELLECTUAL PROPERTY, PERFORMANCE, AND/OR RELIABILITY OR QUALITY.

         7.4 LIMITATION ON LIABILITY. NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS, LOSS OF PROFITS OR LOSS OF USE), WHETHER BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR ANY OTHER CAUSE OF


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PRIVATE AND CONFIDENTIAL
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ACTION RELATING TO SERVICES, DELIVERABLES, INTELLECTUAL PROPERTY, PROJECT
CREATIONS, PROPRIETARY INFORMATION OR ANY OTHER SERVICES, MATERIALS OR RIGHTS PROVIDED HEREUNDER OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, EVEN IF THE PARTY AGAINST WHICH A CLAIM IS MADE HAS BEEN INFORMED OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. THE AGGREGATE LIABILITY OF EITHER PARTY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER CAUSE OF ACTION) SHALL NOT EXCEED THE PURCHASE PRICE. THE LIMITATIONS ON LIABILITY CONTAINED IN THIS SECTION 7.4 SHALL NOT APPLY TO THE PARTIES' INDEMNIFICATION OBLIGATIONS CONTAINED IN SECTION 7.5.

         7.5 INDEMNIFICATION. Each party ("the Indemnitor") shall indemnify, hold harmless and, at the other party's request, defend the other party (the "Indemnitee") and its agents and customers against all claims, liabilities, damages and expenses of any kind (including attorney's and professional's fees for defending Indemnitee, its agents and customers) arising out of, or resulting in any way from any breach, whether actual or alleged, by Indemnitor of any of its representations or warranties set forth herein; provided, however, that Indemnitor is promptly notified of all indemnified matters, is given all cooperation from Indemnitee (at Indemnitor s expense) deemed necessary or helpful by Indemnitor to the resolution of such matter, and is allowed to control the prosecution, settlement or other resolution of such indemnified matter as long as such resolution or settlement does not materially impair the rights of Indemnitee. The Indemnitor's indemnification obligations shall be in addition to its obligations under any of its representations or warranties set forth herein.

8.       TERM, TERMINATION, SURVIVAL.

         8.1 TERM. This Agreement is effective as of the Effective Date and shall continue in full force and effect for a period of [five (5)] years until it expires on [_____________] or until it is earlier terminated pursuant to its terms.

         8.2 TERMINATION FOR CONVENIENCE. PRI may terminate this Agreement or any Project initiated pursuant to this Agreement for business and/or financial considerations and upon written notice to Shinsung. In such event, Shinsung shall immediately stop work hereunder as specified in the notice. Shinsung shall be paid reasonable termination charges consisting of a percentage of any payment for any Milestone provided for in a Statement of Work corresponding to the percentage of work performed for such Milestone prior to the notice of termination, plus reasonable costs resulting directly from termination, minus resale or salvage value of any work so terminated. Shinsung shall complete performance of any portion of a Project not so terminated.

         8.3 TERMINATION FOR CAUSE BY PRI. PRI may terminate this Agreement, or any part hereof, for cause in the event of any default by Shinsung, or if Shinsung fails to comply with any of the terms and conditions of this Agreement, and such default or failure has not been cured within [twenty (20)] days of written notice from PRI. The causes permitting PRI to terminate this Agreement include, without limitation, late deliveries, failure to complete a Milestone in accordance with a Statement of Work, failure to complete a Project by the Completion Date for such Project, breach of any warranty and failure, upon request, to provide PRI reasonable assurances of future performance and any change of control of Shinsung as provided in Section 9.12.

         8.4 TERMINATION FOR CAUSE BY SHINSUNG. Shinsung may terminate this Agreement for cause if PRI fails to make any payment owing to Shinsung hereunder, and such failure has not been cured by PRI within [ twenty(20)] days of written notice from Shinsung.

         8.5 TERMINATION FOR INSOLVENCY. This Agreement will immediately terminate upon written notice to such effect by either party hereto to the other party, , (i) in the event of such other party's voluntary or involuntary bankruptcy or insolvency, (ii) in the event that such other party will make an assignment for the benefit of creditors, (iii) in the event that petition will have been filed against such other party under applicable bankruptcy law, or any other applicable law for the relief of debtors, or other applicable laws similar in purpose or effect, the effect of which is to cause such other party to have its business effectively discontinued.


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         8.6 NO PAYMENTS FOR CERTAIN LOSSES. No indemnity or other payment shall be payable to Shinsung by PRI on account of goodwill, lost profits or any other factor in the event that this Agreement or any Project hereunder is terminated for any cause provided in Section 8.3 or expires. Should the law to be applied to the construction and enforcement of this Agreement be altered by any legislation to the contrary, PRI and Shinsung shall negotiate in good faith to amend this Agreement or Statement of Work hereunder to preserve PRI's right to terminate or cause expiration of this Agreement or such Project, in accordance with the terms hereof.

         8.7 SURVIVAL. The following sections shall survive any termination or expiration of this Agreement: 1, 2.1, 2.4, 3.2, 4.2, 5.1, 5.3, 5.5, 6, 7, 8 and
9.

9.       GENERAL.

         9.1 ARBITRATION. Any and all disputes arising in connection with this Agreement shall be finally settled by one or more arbitrators designated in conformity and in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said rule, by which each party is finally bound. Arbitration shall take place in the International Court of Justice World Court, Hague, Netherlands or such other location that both parties may agree.

         9.2 AMENDMENT. Except as otherwise expressly provided hereunder, this Agreement, including all Statements of Work and attachments hereto, may not be amended or modified except by a written agreement signed by the parties hereto.

         9.3 WAIVER. No failure on the part of either party hereto to exercise, and no delay in exercising, any right, privilege or power hereunder shall operate as a waiver or relinquishment thereof, nor shall any single or partial exercise by any party hereto of any right, privilege or power hereunder preclude any other or further exercise thereof, or the exercise of any other right, privilege or power.

         9.4 COMPLIANCE. (a) If any filing with or notice to any governmental authority, or any government approval of this Agreement, is required to make this Agreement effective or to make PRI's rights hereunder enforceable or otherwise to protect PRI's proprietary rights hereunder, or to permit Shinsung to perform any of its obligations hereunder, Shinsung shall promptly so notify PRI in writing and, at PRI's request, Shinsung shall promptly, at PRI's expense, take all actions required to make such filing, give such notice or obtain such approval. Shinsung, at its expense, shall obtain and maintain in effect all permits, licenses and other consents necessary to the conduct of its activities hereunder. Shinsung shall keep PRI currently informed of its efforts in this regard.

         (b) Each party shall comply with all applicable laws, orders, ordinances and regulations, now or hereafter enacted, of any jurisdiction in which performance occurs or may occur hereunder. Without limitation of the foregoing, Shinsung shall comply with the United States Foreign Corrupt Practices Act, and shall indemnify PRI from any failure to comply with or violation of such Act by Shinsung. Each party shall be solely responsible for its own individual violations of any of the foregoing.

         9.5 FORCE MAJEURE. In the event that either party hereto shall be rendered wholly or partly unable to carry out its obligations under this Agreement by the occurrence of an event of force majeure, including fire, flood, earthquake, other comparable natural disaster, riots, insurrection or other civil commotion, war, epidemics and reasonably unforeseen acts of government (other than acts of government directed exclusively at that party, such as civil, criminal or regulatory action taken against the party by name), then the performance of the obligations of the affected party or parties shall be excused for as long as such event of force majeure continues; provided, however, that the affected party provides written notice to the other of the force majeure event and makes reasonable efforts to remedy the disruption. If Shinsung's performance hereunder is delayed because of any such event for a cumulative period of more than twenty (20) days after such notification, PRI may terminate this Agreement for cause in accordance with Section 8.3.


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         9.6 NOTICES. All notices required or permitted to be sent hereunder shall be sent by reputable private international courier with established tracking capability (such as DHL, FedEx, or UPS), postage pre-paid, marked for delivery within one (1) business day, and (a) if such notice relates to a particular Project, addressed to the Project Manager for such Project at the address set forth on the applicable Statement of Work for such Project or (b) if such notice relates to the Agreement generally, addressed to the applicable officer of the party to be notified at the address for such party set forth below (or such other address as the party to be notified may provide in writing from time to time):

         If to PRI to:              PRI Automation, Inc.
                                    805 Middlesex Turnpike
                                    Billerica, Massachusetts 01821
                                    USA
                                    Attention: President

         If to Shinsung to:         Shinsung Eng. Co., Ltd.
                                    327 Dagson-Dong,
                                    6Ka, Yeongdeungpo-Ku
                                    Seoul, 150-046
                                    Korea
                                    Attention:

         All notices sent in conformity with this Section 9.6 shall be deemed to be received by the party to be notified on the later of two (2) business days after such notice is delivered to the appropriate courier for delivery or, at such later date as the courier's tracking records demonstrate actual delivery occurred.

         9.7 CERTAIN TERMS; CAPTIONS. As used in this Agreement, "including" means "including but not limited to", and "hereof", "herein", "hereto" and "hereunder" refer to this Agreement as a whole. Except as otherwise stated, all section references in this Agreement refer to sections of this Agreement. The captions hereof have been inserted solely for convenience of reference, in no way define or limit the scope or substance of any provision of this Agreement and shall not be considered in interpreting this Agreement.

         9.8 INDEPENDENT PARTIES. PRI and Shinsung are independent contractors, and are not partners, co-venturers, agents or representatives of the other party. Neither party shall attempt to act on behalf of the other or hold itself out to others as having the authority or ability to act on behalf of or bind the other party. Each party shall assume complete responsibility for obligations under applicable employers' liability, worker's compensation, social security, unemployment insurance, tax withholding, occupational safety and health administration laws and other applicable laws with respect to itself.

         9.9 GOVERNING LAW, VENUE. This Agreement shall be governed by the law of The Commonwealth of Massachusetts as such law is applied to contracts entered into and entirely performed therein.

         9.10 SEVERABILITY. If any provision of this Agreement is found to be invalid or unenforceable, then this Agreement shall remain in full force and effect and shall be reformed to be valid and enforceable while reflecting the intent of the parties to the greatest extent permitted by law.

         9.11 COMPLETE AGREEMENT. This Agreement, including all Statements of Work and other attachments hereto, sets forth the entire agreement of the parties regarding the subject matter hereof, and supersedes all prior promises, agreements or representations, whether written or oral, regarding such subject matter.

         9.12 ASSIGNMENT, CHANGE OF CONTROL, SUBCONTRACTING. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns and legal representatives; provided, however, that this Agreement is personal to Shinsung, and Shinsung may not assign any of Shinsung's rights or delegate any of Shinsung's duties hereunder without PRI's prior written consent. Any assignment or delegation by Shinsung without such consent

PRIVATE AND CONFIDENTIAL
------------------------


shall be void. PRI may terminate this Agreement, or any part hereof, for cause in accordance with Section 8.3 upon any Change of Control of Shinsung. For the purposes of this Section 9.12, a "Change of Control" shall mean a merger, acquisition, winding-up, dissolution, or liquidation of Shinsung, a sale of all or substantially all of the assets of Shinsung, or any other transaction which results in a change in the ownership or control of more than twenty percent (20%) of the voting interests of Shinsung. Without limiting the foregoing, Shinsung shall not use any subcontractors or agents to perform its obligations hereunder without PRI's prior written consent.

         9.13 COUNTERPARTS. This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

         9.14 REMEDIES. Except as otherwise expressly provided herein, no remedy granted to either party herein shall be exclusive of any other remedy, and each remedy shall be cumulative with every other remedy herein or now or hereafter existing at law, in equity, by statute or otherwise. Shinsung stipulates and agrees that Shinsung's services are special, unique and unusual, and that money damages would not adequately compensate PRI for its loss were Shinsung to breach this Agreement. Accordingly, Shinsung consents to PRI's right to seek injunctive relief to force Shinsung to abide by the terms and conditions of this Agreement, in addition to any other remedies available to PRI. In the event of any legal action to enforce the terms and conditions of this Agreement, the prevailing party in any such action shall be entitled to its costs and expenses, including reasonable attorneys' fees, expended in enforcing its rights hereunder.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives:

         SHINSUNG ENG. CO., LTD.                 PRI AUTOMATION, INC.




By       /s/ W K Lee                      By     /s/ Robert G. Postle
         ---------------------------             -------------------------------
         Wan Keun, Lee                           Robert G. Postle
         President                               Vice President & General Mgr.
                                                 Factory Systems

         Date 10/26/99                           Date 10/26/99
              ----------------------                  --------------------------

PRIVATE AND CONFIDENTIAL
------------------------


                                    EXHIBIT A

                           [Form of Statement of Work]

This Statement of Work is subject to the terms of the Master Engineering Services Agreement dated as of September, 1999 between PRI Automation, Inc. and Shinsung Eng Co., Ltd., which terms are incorporated in, and made part of, this Statement of Work as though each provision were separately set forth herein, except to the extent otherwise stated or supplemented herein.

PROJECT REFERENCE NO:

I. PROJECT. The Project is as follows:







II. SERVICES. The Services are as follows (set forth or attach the Specifications, if any, for each Service):







III. DELIVERABLES. The Deliverables are as follows (set forth or attach the Specifications, if any, for each Deliverable):

PRIVATE AND CONFIDENTIAL
------------------------


IV. PROPRIETARY INFORMATION. The following shall be "Proprietary Information" in accordance with Section 1.5 of the Master Engineering Services Agreement dated __________________, 1999 ("Agreement"):

V. PROJECT MANAGER.

         The Project Manager for PRI shall be ________________. The Project Manager for Shinsung shall be ________________.

VI. PROJECT PRICE.

         The Project Price shall be __________ dollars ($US ______).

         The Milestones shall be as follows:

---------------------------------------------------------------------------------------------------------------------
Milestone                                Milestone Due           Milestone Payment Amount
                                         Date                    (US$)
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Completion Date

---------------------------------------------------------------------------------------------------------------------

VII. DELIVERY. Any delivery instructions to modify Section 4.1 of the Agreement are as follows:

PRIVATE AND CONFIDENTIAL
------------------------


VIII. PRI TRADEMARKS. The PRI Trademarks shall be:





IX. NOTICE. The addresses for the parties hereto for notices are as follows:

         For PRI:

                  PRI Automation, Inc.
                  805 Middlesex Turnpike
                  Billerica, Massachusetts 01821
                  USA

         For Shinsung:

                  Shinsung Eng. Co., Ltd.
                  327 Dagson-Dong
                  6Ka, Yeongdeungpo-Ku,
                  Seoul, 150-046
                  Korea

         SHINSUNG ENG. CO., LTD.                 PRI AUTOMATION, INC.




By       /s/ W K Lee                      By     /s/ Robert G. Postle
         ---------------------------             -------------------------------
         Wan Keun, Lee                           Robert G. Postle
         President                               Vice President & General Mgr.
                                                 Factory Systems

         Date 10/26/99                           Date 10/26/99
              ----------------------                  --------------------------